UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K __________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2015
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-197002 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
240 Greenwich Avenue Greenwich, Connecticut 06830 (203) 861-0900 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices) __________________
Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 435 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02 - Results of Operations and Financial Condition

On January 20, 2015, Townsquare Media Inc. (the "Company") issued a press release announcing preliminary financial results for the fourth quarter and full year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01- Regulation FD Disclosure

On January 20, 2015, the Company intends to present to analysts and other members of the investment community at the Noble Financial Capital Markets Eleventh Annual Equity Conference. A copy of the slide presentation that will be used in connection with this conference is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.

On January 20, 2015, the Company issued a letter to its shareholders, a copy of which is included as Exhibit 99.3.

The Company also has made the presentation and letter to shareholders available to investors on the Equity Investors section of its website at townsquaremedia.com/equity-investors.  The Company uses the “Equity Investors” section of its website  as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Investors are urged to monitor the Company's website for announcements of material information relating to the Company.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number                        Exhibit

99.1                        Press release, dated January 20, 2015
99.2                        Investor presentation, dated January 20, 2015
99.3                        Letter to shareholders, dated January 20, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Chief Financial Officer

Date: January 20, 2015

Exhibit Index

Number                    Exhibit

99.1                    Press release, dated January 20, 2015
99.2                    Investor presentation, dated January 20, 2015
99.3                    Letter to shareholders, dated January 20, 2015

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